UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-21556

Perritt Funds, Inc.
(Exact name of registrant as specified in charter)

300 South Wacker Drive, Suite 2880, Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Michael J. Corbett, 300 South Wacker Drive, Suite 2880, Chicago, IL 60606
(Name and address of agent for service)

1-312-669-1650
Registrant's telephone number, including area code

Date of fiscal year end: October 31, 2010

Date of reporting period:  October 31, 2010

Item 1. Reports to Stockholders.

Perritt

MicroCap Opportunities Fund

Emerging Opportunities Fund

Annual Reports
October 31, 2010

Table of Contents - Annual Reports

The PERRITT MICROCAP OPPORTUNITIES FUND invests in a diversified portfolio of primarily domestic equity securities that at the time of purchase have a market capitalization (equity market value) that is below $500 million.  The Fund seeks to invest in microcap companies that have demonstrated above-average growth in revenues and/or earnings, possess relatively low levels of long-term debt, have a high percentage of their shares owned by company management and possess modest price-to-sales ratios and price-to-earnings ratios that are below their long-term annual growth rate.  At times, the Fund may also invest in “special situations” such as companies that possess valuable patents, companies undergoing restructuring and companies involved in large share repurchase programs.  Investors should expect the Fund to contain a mix of both value and growth stocks.

The PERRITT EMERGING OPPORTUNITIES FUND invests in a diversified portfolio of primarily domestic equity securities that at the time of purchase have a market capitalization (equity market value) that is below $300 million.  The Fund seeks to invest in microcap companies that have a high percentage of their shares owned by company management, possess relatively low levels of long-term debt, have a potential for above average growth in revenues and earnings, and possess reasonable valuations based on the ratios of price-to-sales, price-to-earnings, and price-to-book values.

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From the Desk of Doctor Gerald W. Perritt A Rose by Any Other Name is Still a Rose

Twenty-eight years ago, I began publishing an investment advisory newsletter that focused on small-cap stocks.  To quote the introduction to the first issue, the goal of Investment Horizons was to “provide a long-term return in excess of the returns obtained by institutional investors and the popular stock market aver-ages…by focusing on investments in smaller, less well-known firms.”  The newsletter (and ultimately the Perritt mutual funds) was intended to capitalize on the research of Rolf Banz, who found that over the 50-year period 1926-1976, the stocks of small companies greatly exceeded the returns of the stocks of large firms – even after adjustment for risk differential.  To Banz, small firm stocks were those with equity market values less than that of the company that separated the bottom 20% of New York Stock Exchange listed companies from the top 80% when ranked from largest to smallest on the basis of market capitalization.

Prior to Rolf Banz’s discovery, investment returns were thought to be solely a function of their underlying investment risk.  The “efficient markets theory,” embraced by most academics at the time, postulated that stock prices embodied all available information about them and their underlying companies.  If one wanted to outperform the “market” one would have to construct a diversified portfolio with a risk level greater than that of the market.  The Perritt Capital Capital Asset Pricing Model, born out of the efficient markets theory, stated that investors, armed with only a stock’s or portfolio’s beta, could predict future returns with a high degree of accuracy.

However, Rolf Banz had found what appeared to be a large crack in the efficient markets theory.  According to his research, investors who maintained a portfolio of small firm stocks were treated to a proverbial free lunch on Wall Street.  The returns of these portfolios far outpaced those dictated by the efficient markets theory.

The discovery of the “small firm effect’” as it has become known, set off a beehive of activity among academic researchers.  These researchers fell into two distinct groups, those that sought to prove that the small firm effect was non-existent and those who sought reasons for its existence.  Interestingly, the former group failed to disprove the existence of the effect and the latter never found its root cause.

Dr. Gerald W. Perritt
Founder and Vice President
Perritt Capital Management

Although stock return history over the period 1926-1976 demonstrated that the small firm effect existed for a half-century or more, academic thinkers hypothesized that the effect would soon disappear.  They reasoned that once the free lunch was discovered, hungry institutional investors armed with large amounts of money would belly up to the banquet table and gobble up all of the undervalued small firm stocks.  Their interest in the group would surely cause stock prices to adjust and the excess returns to diminish.  In other words, knowledge of the effect would ultimately destroy it.  However, during the 32-year period subsequent to Banz’s discovery, the small firm effect continues to exist.

Institutional investors could not destroy the effect for an interesting reason.  Well-heeled institutional investors found that they could not acquire enough of the shares of true small firm stocks to fill their portfolios.  To fill their near insatiable appetites for smaller company stocks, they had to invest in the shares of larger and larger companies.  The disparity among the average market capitalizations of self proclaimed small firm portfolios became so large that the small cap universe was ultimately divided into two segments, micro-cap stocks and small-cap stocks.  In effect, the small firm universe of yesteryear became today’s micro-cap universe, which has been all but abandoned by large institutional investors and small-cap mutual funds.

When the term “micro-cap” was coined by the watch-dogs of the mutual fund and pension fund industry, I found myself with a new identity.  I was no longer a small-cap portfolio manager even though my small-cap investment strategy remained unchanged.  That is, I (like Rolf Banz) continued to focus on those stocks that had a market-cap less than that of the company that divided the bottom 20% of stocks listed on the New York Stock Exchange from the top 80% when ranked from largest to smallest on the basis of equity market value.  It felt like being a rose at bedtime one night and waking up the next morning as a violet, even though I had not changed one iota.

Table of Contents - Annual Reports

Although the publication of Investment Horizons was discontinued in 1996, Perritt Capital Management has been managing smaller company portfolios for clients and the Perritt mutual funds since 1988.  We continue to select stocks for these portfolios from the domestic stock universe defined the same way as we did in the initial issue of our advisory publication which debuted in April 1983.  We continue to focus on very small public companies that possess relatively low professional analyst interest, those that are generally shunned by large institutional investors, those with reasonable valuation multiples, and those that are financially sound.

During the 28 years that my staff and I have followed the fortunes of these smaller companies, we have maintained our sole focus.  During those 28 years, we have experienced the stock market crash of 1987, several economic recessions, the dot com bubble and its ultimate demise, and the near financial meltdown during 2007-08.  Although, the great recession continues and the economic future is highly uncertain, we continue to believe that micro-cap stocks and the companies that issue them will continue to provide long-run returns above those of large-cap and giant-cap firms.

Gerald W. Perritt

Dr. Perritt received a
doctorate in finance
and economics from
the University of
Kentucky in 1974.
He has taught
courses in investments
and finance at a
number of colleges and
universities and has
authored several books
on investing.
Dr. Gerald W. Perritt
is the Founder and
Vice President of
Perritt Capital
Management.

The information provided herein represents the opinion of Perritt Capital Management and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Past performance is not a guarantee of future results.

Beta measures the sensitivity of rates of return on a fund to general market movements.  A beta above 1 is generally more volatile than the overall market, while a beta below 1 is generally less volatile.

Mutual fund investing involves risk.  Principal loss is possible.  The Funds invest in smaller companies, which involve additional risks such as limited liquidity and greater volatility.  The Funds invest in micro cap companies which tend to perform poorly during times of economic stress.  The Emerging Opportunities Fund may invest in early stage companies which tend to be more volatile and somewhat more speculative than investments in more established companies.

The Perritt Funds are distributed by Quasar Distributors, LLC

Perritt Capital Management, Inc.

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President’s Message

The Perritt MicroCap Opportunities Fund posted a 23.59 percent gain during the fiscal year ended October 31, 2010, which compares to the 26.58 percent gain for the Russell 2000 Index and the 25.06 percent gain for the Russell Microcap Index.  Although the Fund’s fiscal year return fell shy of its Russell 2000 Index benchmark, we are pleased that its fiscal year percentage return was in the high double digits.  In addition, we believe that the Fund’s long-term performance is impressive.  The Fund’s performance results are listed on page six of this report.

We have been predicting for some time that merger and acquisition activity would be very robust.  Our forecast was accurate last year as the Fund experienced the largest number of buyouts in any year.  The 14 buyouts listed below represent more than 10 percent of the portfolio.  The majority of the buyouts listed were strategic buyers rather than private equity firms.   As a result of the significant level of buyout activity, the Fund’s portfolio turnover ratio was higher than normal at 41.5 percent, which is the highest turnover ratio for the Fund since 2002.  Given the low level of interest rates, cash equivalents in corporate coffers and the current state of the economy, we believe the merger and acquisition activity should remain robust over the Perritt next year.

Michael Corbett
President
Perritt MicroCap
Opportunities Fund

Buyouts from the Fund in fiscal 2010

Actel
ATC Technology
Allis Chalmers Energy
Boots & Coots International
Healthgrades
HealthTronics
Home Diagnostics
Meridian Resources
National Dentex
North American Galvanizing
Sports Supply Group
Techwell
Virtual Radiologic
Waste
Services

As of October 31, 2010, the Fund’s portfolio contained the common stocks of 128 companies, 39 of which were added during the past year.  The Fund’s 10 largest holdings and detailed descriptions can be found on page seven of this report.  Based on our earnings estimate, the Fund’s portfolio is trading at approximately 17 times 2010 earnings and slightly more than 12 times our 2011 earnings estimate.  Stocks in the portfolio are priced at 0.8 times average revenue and the median market capitalization is approximately $187 million.  Finally, the average stock in the Fund is trading at slightly less than 1.2 times book value.

I am pleased to report that the Fund’s expense ratio declined from 1.42 percent in fiscal year 2009 to 1.27 for this past fiscal year.  The decline is partly attributable to the lower fees we negotiated with the Fund’s vendors as well as the increase in assets under management.  The Fund’s directors and the management team at Perritt Capital Management are committed to keeping the Fund’s expense ratio at a reasonable level.

Last year marked some big changes for the Fund and Perritt Capital Management.  Dr. Gerald Perritt and I completed an agreement to transfer majority control of the Fund’s advisor from Dr. Perritt to myself.  This agreement is part of a succession plan that ensures stability and continuity for the firm.  Dr. Perritt will continue to work as part of the investment team for at least the next four years.  In addition, he has resigned from his role as portfolio manager and Board member.

I would like to thank Dr. Perritt for his leadership and service to the advisor and the Fund.  His vision and determination to start the advisor 23 years ago made Perritt Capital Management a reality.  Dr. Perritt has been instrumental to the success of the Perritt Funds as both a portfolio manager and a leader.  I look forward to continuing the tradition of investing in smaller companies in order to help our shareholders meet their financial goals.

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I want to thank my fellow shareholders for their continued support and confidence in the Perritt Capital Management team.   I look forward to my new role as a Board member of the Fund.  My dedication to the shareholders and the Fund’s success remains steadfast.   I maintain an unshakeable belief in long term investing and the value of active management within the micro-cap segment of the market.  If you have any questions or comments about this report or your investment in the Perritt MicroCap Opportunities Fund, please call us toll-free at (800)331-8936 or visit our web site at www.perrittmutualfunds.com.  Please refer to the prospectus for information about the Fund’s investment objectives and strategies.

Michael Corbett
President

Small- and Medium-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies.  Micro-cap companies typically have relatively lower revenues, limited product lines, lack of management depth, higher risk of insolvency and a smaller share of the market for their products or services than larger capitalization companies.  Generally, the share prices of micro-cap company stocks are more volatile than those of larger companies.

Opinions expressed are those of Mr. Corbett and are not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Michael Corbett
joined the firm in
1990 as a research
analyst.
He was appointed
co-manager of the
MicroCap
Opportunities Fund in
1996 and President of
the Fund in 1999.
A graduate of
DePaul University,
Mr. Corbett has been
President of the
Emerging
Opportunities Fund
since its inception. He
is responsible for the
daily operations of
both funds and
assumed the lead
portfolio management
duties of both the
MicroCap and
Emerging
Opportunities Funds
in October 2010.

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity market.

The Russell Microcap Index measures the performance of the micro-cap segment of the U.S. equity market.

You cannot invest directly in an index.

Perritt MicroCap Opportunities Fund

Table of Contents - Annual Reports

Performance* (Unaudited)	October 31, 2010

There are several ways to evaluate a fund’s historical performance.  You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment.  Each performance figure includes changes in a fund’s share price, plus reinvestment of any dividends (or income) and capital gains (the profits the fund earns when it sells stocks that have grown in value).

Cumulative total returns reflect the Fund’s actual performance over a set period.  For example, if you invested $1,000 in a fund that had a 5% return over one year, you would end up with $1,050.  You can compare the Fund’s returns to the Russell 2000® Index, which reflects a popular measure of the stock performance of small companies, and the Russell Microcap® Index, which measures the performance of the micro-cap segment of the U.S. equity market.  The Russell Microcap® Index had an inception date of June 30, 2000.

Average annual total returns take the Fund’s actual (or cumulative) return and show you what would have happened if the Fund had performed at a constant rate each year.

Cumulative Total Returns**
Periods ended October 31, 2010
	Past 1 Year	Past 5 Years	Past 10 Years	Past 15 Years	Past 20 Years
Perritt MicroCap Opportunities Fund	23.65%	12.02%	185.52%	343.81%	786.92%
Russell 2000® Index	26.58%	16.31%	61.21%	189.19%	684.01%
(reflects no deduction for fees and expenses)
Russell Microcap® Index	25.06%	-2.00%	67.96%	N/A	N/A
(reflects no deduction for fees and expenses)

Average Annual Total Returns**
Periods ended October 31, 2010
	Past 1 Year	Past 5 Years	Past 10 Years	Past 15 Years	Past 20 Years
Perritt MicroCap Opportunities Fund	23.65%	2.30%	11.06%	10.45%	11.53%
Russell 2000® Index	26.58%	3.07%	4.89%	7.33%	10.84%
(reflects no deduction for fees and expenses)
Russell Microcap® Index	25.06%	-0.40%	5.32%	N/A	N/A
(reflects no deduction for fees and expenses)

*The graph illustrates the performance of a hypothetical $10,000 investment made in the Fund 10 years ago.  Assumes reinvestment of dividends and capital gains, but does not reflect the effect of any applicable sales charge or redemption fees.  The graph does not imply any future performance.

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 800-331-8936.

**The graph and tables do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares.

Table of Contents - Annual Reports

Ten Largest Common Stock Holdings (Unaudited)

Questcor Pharmaceuticals, Inc. (QCOR) a pharmaceutical company, provides prescription drugs for central nervous system and inflammatory disorders.  Its primary drug is H.P. Acthar Gel, an injectable drug that is approved for the treatment of certain disorders with an inflammatory component, including the treatment of exacerbations associated with multiple sclerosis, infantile spasms, opso-clonus myoclonus syndrome, and nephrotic syndrome.

Virtusa Corp. (VRTU) provides information technology (IT) services to clients across North America, Europe, the Middle East, and Asia, including IT consulting, technology implementation, and application outsourcing for the communications and technology, banking, financial services, insurance, media, and information industries.

Rentrak Corp. (RENT) delivers content performance data for various entertainment platforms and media technologies, including television, theatrical, home entertainment, mobile, and broadband video in the United States and Canada.

Gulfport Energy Corp. (GPOR) engages in the exploration, development, and production of oil and gas in the Louisiana Gulf Coast and the Permian Basin in west Texas.  The company also holds indirect interests in the Alberta Oil Sands in Canada.  In addition, it holds interests in properties located in southeast Asia, including the Phu Horm gas field in Thailand.

Oplink Communications, Inc. (OPLK) designs, manufactures, and sells optical networking components and subsystems worldwide.  The company offers its services for optical networking components and subsystems that expand optical bandwidth, amplify optical signals, monitor and protect wavelength performance, redirect light signals, and provide signal transmission and reception within an optical network.

Aceto Corp. (ACET) engages in sourcing, quality assurance, regulatory support, marketing, and distributing chemically derived pharmaceuticals, biopharmaceuticals, specialty chemicals, and crop protection products.  It operates in three segments: health sciences, chemicals and colorants, and crop protection.

Five Star Quality Care, Inc. (FVE) operates senior living communities, including independent living or congregate care communities, assisted living communities, and nursing facilities in the United States. The company provides independent living, assisted living, nursing and healthcare, physical therapy, occupational therapy, speech language pathology, onsite pharmacy, radiology, laboratory, telemetry, hemodialysis, and orthotics/prosthetics services.

Smith Micro Software, Inc. (SMSI) develops and markets mobile software products and services.  The company’s wireless software products and services include the QuickLink family of desktop and mobile products to manage wireless data communications, including software applications for broadband mobile networks, Wi-Fi, personal information management, mobile content management, device management, and data compression solutions.

GP Strategies Corp. (GPX) provides customized training solutions focused on performance improvement initiatives, as well as consulting, engineering, and technical services in the United States, the United Kingdom, and other countries.

BioScrip, Inc. (BIOS) is a specialty pharmaceutical health-care organization.  It operates through two segments, Specialty Pharmaceutical Services and Pharmacy Benefit Management Services.  As of March 31, 2009 it owned and operated 39 specialty pharmacies comprising community, mail order, and infusion pharmacies.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.
Please refer to the Schedule of Investments in this report for a complete list of Fund holdings.

Allocation of Portfolio Investments (Unaudited)	October 31, 2010

Perritt MicroCap Opportunities Fund

Table of Contents - Annual Reports

Schedule of Investments	October 31, 2010

Shares	COMMON STOCKS – 92.13%	Value

Auto Parts & Equipment - 1.78%
358,000	Midas, Inc. (a)	$2,634,880
427,281	SORL Auto Parts, Inc. (a)	3,973,713
		6,608,593
Building Materials - 0.52%
225,000	Insteel Industries, Inc.	1,932,750

Business Services - 9.28%
261,000	Barrett Business Services, Inc.	4,006,350
97,000	Exponent, Inc. (a)	3,096,240
489,600	GP Strategies Corp. (a)	4,249,728
725,000	Innodata Isogen, Inc. (a)	2,247,500
600,000	PRGX Global, Inc. (a)	3,600,000
343,000	RCM Technologies, Inc. (a)	1,732,150
200,000	Rentrak Corporation (a)	5,430,000
230,000	The Dolan Media Co. (a)	2,461,000
347,100	Tier Technologies, Inc. (a)	1,981,941
400,521	Virtusa Corp. (a)	5,711,430
		34,516,339
Chemicals & Related Products - 3.31%
590,000	Aceto Corporation	4,348,300
220,000	KMG Chemicals, Inc.	3,077,800
364,707	Omnova Solutions, Inc. (a)	2,910,362
330,584	Penford Corporation (a)	1,963,669
		12,300,131
Computers & Electronics - 2.80%
244,502	Astro-Med, Inc.	1,718,849
286,500	Cyberoptics Corp. (a)	2,177,400
580,000	PC-Tel, Inc. (a)	3,433,600
209,350	Rimage Corporation (a)	3,104,661
		10,434,510
Construction & Engineering - 3.60%
327,700	Comfort Systems USA, Inc.	3,752,165
381,600	Furmanite Corp. (a)	2,194,200
655,600	Hill International, Inc. (a)	3,520,572
239,665	MFRI, Inc. (a)	2,082,689
150,981	Sterling Construction Company, Inc. (a)	1,841,968
		13,391,594
Consumer Products - Manufacturing - 5.36%
254,608	Flexsteel Industries	3,849,673
700,000	Heelys, Inc. (a)(c)
	(Aquired 5/5/10, Cost $1,603,000)	1,876,000
591,281	Kimball International, Inc.	3,594,988
34,000	Middleby Corporation (a)	2,538,440
186,201	Orchids Paper Products Co. (a)	2,420,613
150,000	Steinway Musical Instruments, Inc. (a)	2,551,500
148,250	Universal Electronics, Inc. (a)	3,122,145
		19,953,359
Consumer Services - 1.14%
595,900	Noah Education Holdings Ltd. ADR (a)	1,173,923
550,000	Stewart Enterprises, Inc. - Class A	3,058,000
		4,231,923
Electronic Equipment & Instruments - 0.96%
200,000	Methode Electronics, Inc.	1,858,000
353,000	NAM TAI Electronics, Inc. (a)	1,701,460
		3,559,460
Energy & Related Services - 7.75%
450,000	Cal Dive International, Inc. (a)	2,277,000
395,500	CE Franklin Ltd. (a)	2,645,895
342,911	Matrix Service Co. (a)	3,113,632
110,000	Michael Baker Corp. (a)	3,594,800
354,545	Mitcham Industries, Inc. (a)	3,084,541
650,000	Newpark Resources, Inc. (a)	3,822,000
166,701	PHI, Inc. (a)	2,912,266
656,565	TGC Industries, Inc. (a)	2,429,291
530,300	Union Drilling, Inc. (a)	2,423,471
653,100	Uranium Energy Corp. (a)	2,527,497
		28,830,393
Environmental Services - 0.75%
1,650,000	Perma-Fix Environmental Services (a)	2,772,000

Financial Services - 4.45%
223,500	B of I Holding, Inc. (a)	2,874,210
258,525	Nicholas Financial, Inc. (a)	2,701,586
586,652	Sanders Morris Harris Group, Inc.	3,402,582
465,000	SWS Group, Inc.	3,194,550
416,800	U.S. Global Investors, Inc. - Class A	3,296,888
30,000	Virtus Investment Partners, Inc. (a)	1,102,500
		16,572,316
Food - 3.47%
100,000	Cal-Maine Foods, Inc.	2,897,000
305,000	John B. Sanfilippo & Son, Inc. (a)	4,093,100
493,200	Landec Corporation (a)	3,102,228
499,500	Omega Protein Corp. (a)	2,822,175
		12,914,503
Insurance - 0.22%
95,960	SeaBright Holdings, Inc.	803,185

Leisure - 1.53%
130,000	Ascent Media Corp. (a)	3,541,200
1,005,000	Century Casinos, Inc. (a)	2,140,650
		5,681,850

Medical Supplies & Services - 10.38%
96,000	Albany Molecular Research, Inc. (a)	614,400
273,756	Allied Healthcare Products (a)	1,012,897
200,000	America Service Group, Inc.	3,060,000
750,000	BioScrip, Inc. (a)	4,222,500
111,707	Cornerstone Therapeutics, Inc. (a)	699,286
113,900	Cutera, Inc. (a)	823,497
800,000	Five Star Quality Care, Inc. (a)	4,344,000
2,064,000	Hooper Holmes, Inc. (a)	1,443,768
325,000	Integramed America, Inc. (a)	2,762,500
200,000	Medical Action Industries, Inc. (a)	1,984,000
116,556	NovaMed, Inc. (a)	1,369,533
125,497	Psychemedics Corporation	1,101,863
600,000	Questcor Pharmaceuticals, Inc. (a)	7,362,000
125,900	The Ensign Group, Inc.	2,363,143
224,247	Transcend Services, Inc. (a)	3,906,383
200,000	Vivus, Inc. (a)	1,548,000
		38,617,770
Military Equipment - 0.75%
500,000	Force Protection, Inc. (a)	2,805,000

The accompanying notes to financial statements are an integral part of this schedule.

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Schedule of Investments Continued	October 31, 2010

Minerals & Resources - 0.96%
450,000	Fronteer Gold, Inc. (a)	3,573,000
Oil & Gas - 5.53%
420,000	GMX Resources, Inc. (a)	1,881,600
300,000	Gulfport Energy Corp. (a)	4,998,000
112,359	Hallador Energy Co	1,401,117
650,000	Magnum Hunter Resources Corp. (a)	3,107,000
600,000	Star Gas Partners LP	2,958,000
400,000	U.S. Energy Corp. Wyoming (a)	2,096,000
700,000	Vaalco Energy, Inc. (a)	4,116,000
		20,557,717
Real Estate - 0.06%
10,500	Tejon Ranch Co. (a)	233,730
Retail - 1.90%
546,155	PC Mall, Inc. (a)	3,397,084
117,477	Rush Enterprises, Inc. (a)	1,763,330
400,000	Tuesday Morning Corp. (a)	1,916,000
		7,076,414
Semiconductor Related Products - 2.55%
400,000	Anadigics, Inc. (a)	2,708,000
150,000	Cirrus Logic, Inc. (a)	1,927,500
665,029	FSI International, Inc. (a)	1,788,928
200,000	Integrated Silicon Solution, Inc. (a)	1,502,000
210,660	Rudolph Technologies, Inc. (a)	1,563,097
		9,489,525
Software - 4.11%
606,205	American Software, Inc. - Class A	3,661,478
515,000	Clicksoftware Technologies Ltd. (a)	3,368,100
2,049,300	iPass, Inc.	2,356,695
350,000	Smith Micro Software, Inc. (a)	4,256,000
205,100	VASCO Data Security International, Inc. (a)	1,638,749
		15,281,022
Specialty Manufacturing - 5.73%
78,300	AEP Industries, Inc. (a)	1,908,171
165,000	AM Castle & Co. (a)	2,541,000
225,000	China Gerui Advanced Materials Group
	Ltd. (a)(c) (Aquired 6/1/10, Cost $1,282,500)	1,406,250
225,000	China Gerui Advanced
	Materials Group Ltd. (a)	1,406,250
140,581	Courier Corp.	2,080,599
152,600	Douglas Dynamics, Inc.	2,200,492
910,000	Flanders Corp. (a)	3,066,700
90,756	L. B. Foster Co. (a)	2,996,763
126,300	Northern Technologies
	International Corp. (a)	1,833,876
100,000	Northwest Pipe Company (a)	1,882,000
		21,322,101
Telecommunications - 8.32%
702,000	Alvarion Ltd. (a)	1,937,520
187,600	City Telecomm HK Ltd. ADR	2,435,048
430,540	Cogo Group, Inc. (a)	3,276,409
300,000	DragonWave, Inc. (a)	2,436,000
619,400	Gilat Satellite Networks Ltd. (a)	3,282,820
344,200	Globecomm Systems, Inc. (a)	3,080,590
500,000	Harmonic, Inc. (a)	3,490,000
263,240	Management Network Group, Inc. (a)	634,409

250,000	Oplink Communications, Inc. (a)	4,370,000
350,000	RADVision Ltd. (a)	2,614,500
421,600	Seachange International, Inc. (a)	3,389,664
		30,946,960
Transportation - 4.92%
454,600	Grupo TMM S.A. ADR (a)	1,231,966
150,000	Hornbeck Offshore Services, Inc. (a)	3,336,000
250,000	Republic Airways Holdings, Inc. (a)	2,322,500
200,000	Scorpio Tankers, Inc. (a)	2,336,000
1,100,000	Star Bulk Carriers Corp.	3,212,000
430,100	StealthGas, Inc. (a)	2,060,179
164,700	USA Truck, Inc. (a)	2,259,684
139,070	Vitran Corporation, Inc. (a)	1,556,193
		18,314,522

	TOTAL COMMON STOCKS
	(Cost $334,734,737)	$342,720,667

Shares	REAL ESTATE INVESTMENT TRUST - 1.58%	Value

	Real Estate - 1.58%
390,000	Monmouth Real Estate
	Investment Corp. - Class A	$3,205,800
200,000	Whitestone Real Estate
	Investment Trust (d)	$2,666,000

	TOTAL REAL ESTATE INVESTMENT TRUST
	(Cost $5,125,595)	$5,871,800

Contracts	WARRANTS - 0.00%	Value
598	Lantronix, Inc.
	Expiration: 02/09/2011,
	Exercise Price: $4.68 (a)(b)	$–
	TOTAL WARRANTS
	(Cost $0)	$–

	Total Investments
	(Cost $339,860,332) - 93.71%	$348,592,467

	Other Assets in Excess
	of Liabilities - 6.29%	23,405,543
	TOTAL NET ASSETS - 100.00%	$371,998,010

Percentages are stated as a percent of net assets.
ADR American Depository Receipt
(a) Non-income producing security.
(b) The price for this security was derived from an estimate of fair market value using methods approved by the Fund’s Board of Directors.  This security respresents $0 or 0.00% of the Fund’s Net Assets.
(c) Restricted under Rule 144A of the Securities Act of 1933.  Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers.  See Note 6 of the Notes to Financial Statements
(d) Affiliated issuer.  See Note 10 of the Notes to Financial Statements.
The industry classifications listed above are in accordance with Global Industry Classification Standard (GICS®), which was developed by and/or is exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).

Perritt MicroCap Opportunities Fund

Table of Contents - Annual Reports

Statement of Operations

Investment Income:	For the Year Ended October 31, 2010
Dividend income
Unaffiliated issuers	$1,995,509
Affiliated issuers	57,200
Less: Foreign withholding tax	(4,708)
Interest income	10,638
Total investment income	2,058,639
Expenses:
Investment advisory fee	3,487,652
Shareholder servicing	396,085
Printing & Mailing expenses	129,451
Administration fee	143,731
Directors’ fees & expenses	47,378
Federal & state registration fees	33,294
Fund accounting expenses	71,108
Legal fees	36,754
Payroll expense **	28,340
Custodian fees	25,000
Audit fees	16,893
Other expenses	13,989
Total expenses	4,429,675
Net investment loss	(2,371,036)
Realized and Unrealized Gain on Investments:
Realized gain on investments
Unaffiliated issuers	14,324,411
Affiliated issuers	–
Change in unrealized appreciation on investments	62,424,077
Net realized and unrealized gain on investments	76,748,488
Net Increase in Net Assets Resulting from Operations	$74,377,452
** Chief Compliance Officer compensation

The accompanying notes to financial statements are an integral part of this statement.

Financial Highlights
For a Fund share outstanding throughout the period
			For the Years Ended October 31,
	2010		2009		2008		2007		2006

Net asset value, beginning of period	$19.83		$15.92		$34.24		$32.32		$29.75
Income (loss) from investment operations:
Net investment income loss	(0.15	)2	(0.03	)2	(0.13	)2	(0.10	)2	(0.03	)2
Net realized and unrealized gain/(loss) on investments	4.84		3.94		(13.43)		5.06		4.05
Total from investment operations	4.69		3.91		(13.56)		4.96		4.02
Less dividends and distributions:
Distributions from net realized gains	–		–		(4.77)		(3.05)		(1.46)
Total dividends and distributions	–		–		(4.77)		(3.05)		(1.46)
Redemption fees 2	–	2,3	–	2,3	0.01	2	0.01 2		0.01	2
Net asset value, end of period	$24.52		$19.83		$15.92		$34.24		$32.32
Total return1	23.65%		24.56%		(45.32	% )	16.64%		14.04%
Supplemental data and ratios:
Net assets, end of period (in thousands)	$371,998		$315,865		$234,350		$569,856		$492,582
Ratio of net expenses to average net assets:	1.27%		1.42%		1.37%		1.27%		1.29%
Ratio of net investment loss to average net assets:	(0.67%)		(0.18%)		(0.56%)		(0.30%)		(0.11%)
Portfolio turnover rate	41.5%		25.4%		26.7%		28.5%		26.1%

1	Total return reflects reinvested dividends but does not reflect the impact of taxes.
2	Net investment income (loss) and redemption fees per share have been calculated based on average shares outstanding during the period.
3	Amount is less than $0.01 per share.

The accompanying notes to financial statements are an integral part of this schedule.

Table of Contents - Annual Reports

Statements of Changes in Net Assets

	For the Year Ended	For the Year Ended
	October 31, 2010	October 31, 2009
Operations:
Net investment loss	$(2,371,036)	$(444,151)
Net realized gain/(loss) on investments	14,324,411	(13,575,144)
Net increase in unrealized appreciation on investments	62,424,077	70,826,550
Net increase in net assets resulting from operations	74,377,452	56,807,255
Dividends and Distributions to Shareholders:
Net investment income	–	–
Net realized gains	–	–
Total dividends and distributions	–	–
Capital Share Transactions:
Proceeds from shares issued
(3,594,806 and 6,944,865 shares, respectively)	80,162,882	111,825,922
Cost of shares redeemed
(4,357,517 and 5,741,975 shares, respectively)	(98,426,406)	(87,156,374)
Reinvestment of distributions (0 and 0 shares, respectively)	–	–
Redemption fees	19,470	37,960
Net increase/(decrease) in net assets from capital share transactions	(18,244,054)	24,707,508
Total Increase in Net Assets	56,133,398	81,514,763
Net Assets
Beginning of the Period	315,864,612	234,349,849
End of the Period [including undistributed net investment
income/(loss) of ($234,659) and $264,645 respectively]	$371,998,010	$315,864,612

The accompanying notes to financial statements are an integral part of these statements.

Statement of Assets and Liabilities

October 31, 2010
Assets:
Investments at value (cost: $339,860,332)
Unaffiliated Issuers	$345,926,467
Affliated Issuers	2,666,000
Cash	24,400,086
Receivable for fund shares issued	683,632
Dividends and interest receivable	25,700
Prepaid expenses	26,206
Total Assets	373,728,091
Liabilities:
Payable for investments purchased	838,776
Payable for fund shares purchased	403,795
Payable to Advisor	311,425
Accrued expenses and other liabilities	176,085
Total Liabilities	1,730,081
Net Assets	$371,998,010
Net Assets Consist of:
Capital stock	$377,309,932
Accumulated net investment loss	(234,659)
Accumulated undistributed net realized loss on investments sold	(13,809,398)
Net unrealized appreciation on investments	8,732,135
Total Net Assets	$371,998,010
Capital shares issued and outstanding, $0.01 par value, 40,000,000 shares authorized	15,172,541
Net asset value per share.	$24.52

The accompanying notes to financial statements are an integral part of this statement.

Perritt MicroCap Opportunities Fund

Table of Contents - Annual Reports

Notes to Financial Statements

October 31, 2010

Perritt MicroCap Opportunities Fund, Inc., which consists solely of the Perritt MicroCap Opportunities Fund (the “Fund”), was formed under the laws of the state of Maryland, and is registered under the Investment Company Act of 1940 as an open-end diversified management investment company.

1.	Summary of Significant Accounting Policies

a.
Exchange-listed securities are generally valued at the last sales price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the mean between the latest bid and ask price unless the Fund’s investment advisor believes that the mean does not represent a fair value, in which case the securities are valued as set forth below.  Securities listed on NASDAQ are valued at the NASDAQ Official Closing Price.  Demand notes, commercial paper, U.S. Treasury Bills and warrants are stated at fair value using market prices if available, or a pricing service when such prices are believed to reflect fair value.  Securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Fund’s advisor under procedures established by and under the supervision of the Board of Directors of the Fund.  The Fund’s fair value procedures allow for the use of certain methods performed by the Fund’s advisor to value those securities for which market quotations are not readily available, at a price that the Fund might reasonably expect to receive upon a sale of such securities.  These methods may be based on a multiple of earnings, or a discount from market of a similarly freely traded security, or a yield to maturity with respect to debt issues, or a combination of these and other methods.

b.	Net realized gains and losses on securities are computed using the first-in, first-out method.

c.
Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis.  Discounts and premiums on securities purchased are amortized over the life of the respective securities.  Investment and shareholder transactions are recorded on the trade date.

d.
Provision has not been made for federal income tax since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

e.
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

f.
Dividends from net investment income and net realized capital gains, if any, are declared and paid annually.  Distributions to shareholders are recorded on the ex-dividend date.  The Fund may periodically make reclassifications among certain of its capital accounts as a result of the timing and characterization of certain income and realized gain distributions determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America.  The Fund has reclassified its investment loss for the year ended October 31, 2010 by increasing accumulated net investment income by $1,871,732, decreasing accumulated net realized losses by $2,026 and decreasing capital stock by $1,869,706.

g.
As of and during the year ended October 31, 2010, the Fund did not have a liability for any unrecognized tax benefits.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statement of Operations.  During the year, the Fund did not incur any interest or penalties.  The Fund is not subject to examination by U.S. federal tax authorities for any tax years before 2006.

2.	Security Valuation

GAAP establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value.  GAAP also requires additional disclosures about the various inputs used to develop the measurements of fair value.  These inputs are summarized in the three broad levels listed below:
●  Level 1 - Quoted prices in active markets for identical securities.
●  Level 2 - Other significant observable inputs (including quoted prices for similar securities or the identical security on an active market, interest rates, prepayment speeds, credit risk, etc.).
●  Level 3 - Significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

Table of Contents - Annual Reports

Notes to Financial Statements Continued

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund's net assets as of October 31, 2010:

Description	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks
Consumer Discretionary	$35,267,684	$–	$–	$35,267,684
Consumer Staples	12,232,888	–	–	12,232,888
Energy	49,703,455	–	–	49,703,455
Financial	17,609,231	–	–	17,609,231
Health Care	38,617,770	–	–	38,617,770
Industrials	73,863,602	–	–	73,863,602
Information Technology	84,214,383	–	–	84,214,383
Materials	25,818,606	–	–	25,818,606
Telecommunication Services	2,435,048	–	–	2,435,048
Utilities	2,958,000	–	–	2,958,000
Total Common Stocks	342,720,667	–	–	342,720,667
Fixed Income
Real Estate Investment Trusts	5,871,800	–	–	5,871,800
Total Fixed Income	5,871,800	–	–	5,871,800
Total Investments in Securities	$348,592,467	$–	$–	$348,592,467

3.	Investment Advisory Agreement

The Fund has an investment advisory agreement with Perritt Capital Management, Inc. (“PCM” or “Advisor”), with whom certain officers and directors of the Fund are affiliated.  Under the terms of the agreement, the Fund pays PCM a monthly investment advisory fee at the annual rate of 1% of the daily average net assets of the Fund.  At October 31, 2010, the Fund had fees due to PCM of $311,425.  For the year ended October 31, 2010, the Fund incurred advisory fees of $3,487,652 pursuant to the investment advisory agreement.

PCM manages the Fund’s investments subject to the supervision of the Fund’s Board of Directors.  PCM is responsible for investment decisions and supplies investment research and portfolio management.  Under the investment advisory agreement, PCM, at its own expense and without reimbursement from the Fund, will furnish office space and all necessary office facilities, equipment and personnel for making the investment decisions necessary for managing the Fund and maintaining its organization, will pay the salaries and fees of all officers and directors of the Fund (except the Chief Compliance Officer’s salary and the fees paid to disinterested directors) and will bear all sales and promotional expenses of the Fund.

4.	Investment Transactions

Purchases and sales of securities, excluding short-term investments, for the year ended October 31, 2010 were as follows:

		Purchases				Sales
	U.S. Government		Other		U.S. Government		Other
$	_		$129,992,273	$	_		$129,765,779

5.	Federal Income Tax Matters

As of October 31, 2010, the components of distributable earnings on a tax basis were as follows:

Cost of investments for tax purposes	$340,125,582
Gross tax unrealized appreciation	$71,132,427
Gross tax unrealized depreciation	(62,665,542)
Net tax unrealized appreciation on investment	8,466,885
Distributable ordinary income	–
Distributable long-term capital gains	–
Total distributable earnings	–
Other accumulated losses	(13,778,807)
Total accumulated losses	$(5,311,922)

Perritt MicroCap Opportunities Fund

Table of Contents - Annual Reports

Notes to Financial Statements Continued

The differences between book and tax basis distributable earnings are primarily related to the classification of distributions from real estate investment trusts (“REITs”) and master limited partnerships (“MLPs”), the recognition of income from passive foreign investment companies (“PFICs”), and the deferral of losses on wash sales.

The tax composition of distributions paid during the years ended October 31, 2010 and 2009 were as follows:

	Year Ended October 31, 2010	Year Ended October 31, 2009
Ordinary Income	$–	$–
Long Term Capital Gain	–	–

As of October 31, 2010, the Fund had capital losses expiring as indicated below:

Date of Expiration	Amount
October 31, 2016	$244,940
October 31, 2017	13,533,867

6.	Restricted Securities

The Fund owns investment securities which are unregistered and thus restricted as to resale.  These securities are valued by the Fund after giving due consideration to pertinent factors including recent private sales, market conditions and the issuer’s financial performance.  Where future disposition of these securities requires registration under the Securities Act of 1933, the Fund has the right to include these securities in such registration, generally without cost to the Fund.  The Fund has no right to require registration of unregistered securities.  At October 31, 2010, the Fund held restricted securities with an aggregate market value of $3,282,250 or 0.88% of the Fund’s net assets.

7.	Guarantees and Indemnifications

Under the Fund’s organizational documents, its officers and directors are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund.  Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  Currently, the Fund expects the risk of loss to be remote.

8.	Line of Credit Arrangement

The Perritt MicroCap Opportunities Fund is party to an uncommitted line of credit agreement with U.S. Bank, N.A., expiring December 15, 2010, under which the Fund may borrow up to the lesser of $8,250,000, 5% of the net assets of the Fund, 5% of the market value of the assets of the Fund, or 33.33% of the sum of the market value of the certain assets of the Fund.  Interest is charged on borrowings at the prevailing Prime Rate.  The Fund has borrowed under these agreements from time to time to increase the efficiency of cash flow management.  For the period from November 1, 2009 to October 31, 2010, the Fund had average borrowings of $193,000 and the weighted average interest rate on the line of credit borrowings was 3.25%.  At October 31, 2010, the Fund had no outstanding borrowings on the line of credit.

9.	Redemption Fee

The Fund charges a 2% redemption fee to those who buy and sell shares within 90 calendar days or less.  The redemption fee is retained for the benefit of long-term shareholders, and recorded as additional capital in the Statement of Changes in Net Assets.

10.	Transactions with Affiliates

The following issuer is affiliated with the Perritt MicroCap Opportunities Fund; that is, the Perritt MicroCap Opportunities Fund held 5% or more of the outstanding voting securities during the period from November 1, 2009 through October 31, 2010.  As defined in Section (2)(a)(3) of the 1940 Act, such issuer is:

Issuer Name	Share Balance at			Share Balance at	Dividend	Value at
	November 1, 2009	Additions	Reductions	October 31, 2010	Income	October 31, 2010

Whitestone Real Estate
Investment Trust	–	20,000	–	20,000	–	$2,666,000

Table of Contents - Annual Reports

Report of Independent Registered Public Accounting Firm

To The Shareholders and Board of Directors Perritt MicroCap Opportunities Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Perritt MicroCap Opportunities Fund (the “Fund”), a series of Perritt MicroCap Opportunities Fund, Inc., as of October 31, 2010, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended.  These financial statements and financial highlights are the responsibility of Fund management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.  The financial highlights for the periods indicated prior to the year ended October 31, 2009 were audited by other auditors, who expressed unqualified opinions on those highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of October 31, 2010 by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Perritt MicroCap Opportunities Fund as of October 31, 2010, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Westlake, Ohio
December 20, 2010

Results of the Meeting of the Shareholders of the Fund

A meeting of the Fund’s shareholders was held on October 4, 2010.  The matter voted on by the shareholders and the results of the vote at the shareholders meeting were as follows:

			Shares	% of Shares	% of Fund’s Outstanding
			Voted	Voted	Shares Voted
1.	To approve the new investment	For	8,186,150	95.41%	54.03%
	advisory agreement.	Against	155,205	1.81%	1.02%
		Abstain	238,257	2.78%	1.57%

2.	To approve the removal of the	For	7,920,343	92.32%	52.27%
	fundamental investment restriction	Against	412,372	4.81%	2.72%
	prohibiting the purchase of securities	Abstain	246,898	2.88%	1.63%
	of other investment companies.

3.	To approve the removal of the	For	7,661,447	89.30%	50.57%
	fundamental investment restriction	Against	680,533	7.93%	4.49%
	prohibiting or limiting the writing	Abstain	237,632	2.77%	1.57%
	or purchasing of options on securities
	or stock indexes.

4.	To ratify the prior appointment of	For	11,659,093	95.02%	76.95%
	Dianne C. Click to the Board	Against	–	0.00%	0.00%
	of Directors.	Abstain	483,119	3.98%	3.19%

5.	To ratify the prior appointment of	For	11,673,455	96.41%	77.05%
	David S. Maglich to the Board	Against	–	0.00%	0.00%
	of Directors.	Abstain	468,757	3.86%	3.09%

6.	To approve the appointment of	For	11,561,055	95.21%	76.30%
	Michael J. Corbett to the Board	Against	–	0.00%	0.00%
	of Directors.	Abstain	581,157	4.79%	3.84%

Perritt MicroCap Opportunities Fund

Table of Contents - Annual Reports

Expense Example (Unaudited)

October 31, 2010

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees (the Fund imposes a 2.00% redemption fee on shares held less than 90 calendar days after purchase); and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2010 - October 31, 2010).

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses.  Although the Fund charges no sales load or transaction fees (other than a 2.00% redemption fee for shares held less than 90 calendar days after purchase), you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent.  You will be charged a transaction fee equal to 2.00% of the net amount of the redemption if you redeem your shares within 90 days of purchase.  IRA accounts will be charged a $15.00 annual maintenance fee.  To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds are expected to vary among the various underlying funds.  These expenses are not included in the example below.  The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, interest expense and other extraordinary expenses as determined under accounting principles generally accepted in the United States of America.   You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period'' to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	5/1/10	10/31/10	5/1/10 – 10/31/101

Actual	$1,000.00	$ 991.10	$6.47
Hypothetical (5% return before expenses)	1,000.00	1,018.70	6.56
1  Expenses are equal to the Fund’s annualized expense ratio of 1.29%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Table of Contents - Annual Reports

President’s Message By Michael Corbett, President

The Perritt Emerging Opportunities Fund posted a 36.36 percent return during the fiscal year ended October 31, 2010, which compares favorably to the Russell Microcap Index return of 25.06 percent.  The long term performance results for the Fund and its benchmark can be viewed on page 19 of this report.  Our attribution analysis shows that the majority of the Fund’s strong performance was related to our stock selections.  In fact, nearly half of the Fund’s performance during the past twelve months came from 10 stocks.  Examples of these companies include AXT (AXTI), Ballantyne Strong (BTN), FSI International (FSII), Magnum Hunter (MHR), Sparton (SPA), Virtus Investment Partners (VRTS) and 8X8 (EGHT).  Each of these companies had strong improving fundamentals and reasonable valuations a year ago.  Companies such as Charles and Colvard (CTHR), Emerson Radio (MSN) and Hauppauge Digital (HAUP) were what we consider to be deep value plays.   For example, Emerson Radio had more cash on its balance sheet than the company’s total market capitalization a year ago.  We significantly increased our position in the company at that time.  The Board of Directors and management of Emerson Radio decided to pay a special dividend earlier in 2010.  As a result of the declared dividend, the company’s stock increased more than 3-fold in less than a week.  While we continue to maintain an investment in Emerson Radio stock, we significantly reduced our investments after the hefty appreciation in the company’s stock price.  Charles and Colvard and Hauppauge Digital had similar moves in their stock prices.  As a result, we significantly reduced our investment in Charles and Colvard and the investment in Hauppauge Digital was eliminated.

As of October 31, 2010, the Fund’s portfolio contained the common stocks of 157 companies, 31 of which were added during the year.  The Fund’s largest holdings and detailed description can be found on page 20 of this report.  Based on our earnings estimates, the Fund’s portfolio is trading at a little less than 15 times 2010 earnings and approximately 12 times 2011 earnings.  The average stock in the portfolio is priced at 0.8 times revenue and the median market capitalization is approximately $53 million.  According to Morningstar, as of October 15, 2010, the Perritt Emerging Opportunities Fund’s average market capitalization is one of the lowest of any available mutual fund.

Michael Corbett
joined the firm in
1990 as a research
analyst.
He was appointed
co-manager of the
MicroCap
Opportunities Fund in
1996 and President of
the Fund in 1999.
A graduate of
DePaul University,
Mr. Corbett has been
President of the
Emerging
Opportunities Fund
since its inception.
He is responsible for
the daily operations of
both funds and
assumed lead of the
portfolio management
duties of both the
MicroCap and
Emerging
Opportunities Funds
in October 2010.

I am pleased to report that the Fund’s expense ratio decreased from 2.11 percent in fiscal 2009 to 1.72 percent for fiscal 2010.  The lower expense ratio this past year is attributable to higher assets under management and strong expense controls that the team at Perritt Capital Management put in place a couple years ago.

For the second year in a row, the Perritt Emerging Opportunities Fund did not pay capital gain or income distributions in 2010.  The Fund used tax loss carry forwards to ensure that no distributions were paid in 2010.  As a result, shareholders that own the Fund in a taxable account will not have to pay taxes on their investment in the Fund.  The Fund’s tax loss carry forwards now stand at $6.8 million.  While we cannot guarantee that the Fund will not pay capital gain and/or income distributions in 2011, the $6.8 million tax loss carry forwards will reduce any future capital gain distributions in 2011.  Please review the notes to financial statements on page 27 for more information on tax matters.

Perritt Emerging Opportunities Fund

Table of Contents - Annual Reports

Last year marked some big changes for the Fund and Perritt Capital Management.  Dr. Gerald Perritt and I completed an agreement to transfer majority control of the Fund’s advisor from Dr. Perritt to me.  This agreement is part of a succession plan that ensures stability and continuity for the firm.  Dr. Perritt will continue to work as part of the investment team for at least the next four years.  In addition, he has resigned from his role as portfolio manager and Board member.  I would like to thank Dr. Perritt for his leadership and service to the advisor and the Fund.  His vision and determination to start the advisor 23 years ago made Perritt Capital Management a reality.  Dr. Perritt has been instrumental to the success of the Perritt Funds as both a portfolio manager and a leader.  I look forward to continuing the tradition of investing in smaller companies in order to help our shareholders meet their financial goals.

I want to thank my fellow shareholders for their continued support and confidence in the Perritt Capital Management team.  If you have any questions or comments about this report or your investment in the Perritt Emerging Opportunities Fund, please call us toll-free at (800)331-8936 or visit our new web site at  www.per-rittmutualfunds.com.  Please refer to the prospectus for information about the Fund’s investment objectives and strategies.

Michael Corbett
President

The Russell Microcap® Index measures the micro-cap segment of the U.S. equity market.

You cannot invest directly in an index.

Table of Contents - Annual Reports

Performance* (Unaudited)	October 31, 2010

There are several ways to evaluate a fund’s historical performance.  You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment.  Each performance figure includes changes in a fund’s share price, plus reinvestment of any dividends (or income) and capital gains (the profits the fund earns when it sells stocks that have grown in value).

Cumulative total returns reflect the Fund’s actual performance over a set period.  For example, if you invested $1,000 in a fund that had a 5% return over one year, you would end up with $1,050.  You can compare the Fund’s returns to the Russell Microcap® Index, which measures the performance of the microcap segment of the U.S. equity market, and the Russell 2000® Index, which reflects a popular measure of the stock performance of small companies.

Average annual total returns take the Fund’s actual (or cumulative) return and show you what would have happened if the Fund had performed at a constant rate each year.

Cumulative Total Returns**
Periods ended October 31, 2010
	Past 1 Year	Past 5 Years	Since Inception
Perritt Emerging Opportunities Fund	36.36%	12.07%	33.79%
Russell 2000® Index	26.58%	16.31%	40.03%
(reflects no deduction for fees and expenses)
Russell Microcap® Index	25.06%	-2.00%	16.65%
(reflects no deduction for fees and expenses)

Average Annual Total Returns**
Periods ended October 31, 2010
	Past 1 Year	Past 5 Years	Since Inception
Perritt Emerging Opportunities Fund	36.36%	2.31%	4.83%
Russell 2000® Index	26.58%	3.07%	5.61%
(reflects no deduction for fees and expenses)
Russell Microcap® Index	25.06%	-0.40%	2.53%
(reflects no deduction for fees and expenses)

*The graph illustrates the performance of a hypothetical $10,000 investment made in the Fund at inception (August 30, 2004) through October 31, 2010.  Assumes reinvestment of dividends and capital gains, but does not reflect the effect of any applicable sales charge or redemption fees.  The graph does not imply any future performance.

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 800-331-8936.

**The chart and tables do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares.

Perritt Emerging Opportunities Fund

Table of Contents - Annual Reports

Ten Largest Common Stock Holdings (Unaudited)

AXT, Inc. (AXTI) manufactures semiconductor substrates for wireless communications, lighting display applications, and fiber optic communications applications.  The company offers semi-insulating substrates made from gallium arsenide, which are used in power amplifiers and radio frequency integrated circuits of wireless handsets; direct broadcast televisions; high-performance transistors; and satellite communications applications.

Sparton Corp. (SPA) offers electronic manufacturing services worldwide.  The company provides design and electronic manufacturing services, which include a range of engineering, pre-manufacturing, and post-manufacturing services on a contract basis.

Dot Hill Systems Corp. (HILL) provides entry-level and midrange storage systems and enterprise server software for organizations requiring networked storage and data management solutions in open systems architecture.  Its storage solutions consist of integrated hardware, firmware, and software products.  The company also provides enterprise class RAID software for industry standard Windows and Linux servers.

Northern Technologies International Corp. (NTIC) engages in the manufacture and sale of rust and corrosion inhibiting products, and custom packaging systems.  The company sells its products under the brand names of ZERUST and EXCOR to the automotive, electronics, electrical, mechanical, military, and retail consumer markets.  It also manufactures and sells a range of bio-based and biodegradable polymer resin compounds and products under the Natur-Tec brand name.

CPI Aerostructures, Inc. (CVU) engages in the contract production of structural aircraft parts for the United States Air Force and other branches of the U.S. armed forces as a prime contractor or subcontractor for other defense prime contractors primarily in the United States.

Virtus Investment Partners, Inc. (VRTS) provides investment management products and services to individuals and institutions in the United States.  The company operates a multi-manager asset management business, comprising various individual affiliated managers, each with its own investment style, autonomous investment process, and individual brand.

Amtech Systesms, Inc. (ASYS) engages in the design, assembly, sale, and installation of capital equipment and related consumables used in the manufacture of wafers, primarily for the solar and semiconductor industries.

Magnum Hunter Resources Corp. (MHR) an independent oil and gas company, engages in the acquisition, development, and production of oil and natural gas primarily in West Virginia, North Dakota, Texas, and Louisiana.  The company operates approximately 2,048 wells and owns approximately 87,000 net acres, including approximately 46,000 net acres overlying the Marcellus Shale, as well as the shallow sandstones.

Newtek Business Services, Inc. (NEWT) provides business services to the small-and medium-sized business markets in the United States.  It provides electronic payment processing services and ancillary processing equipment and software to merchants who accept credit cards, debit cards, checks, and other non-cash forms of payment.  The company also provides shared and dedicated hosting services under the CrystalTech brand name.  In addition, it originates, sells, and services small business loans by the U.S. Small Business Administration.

Manitex International, Inc. (MNTX) provides engineered lifting solutions.  The company operates through two segments: lifting equipment and equipment distribution.  The lifting equipment segment designs, manufactures, and distributes boom trucks and crane products.  The equipment distribution segment distributes rough terrain and truck cranes, material handlers, boom trucks, and sky cranes for infrastructure development and commercial construction.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.
Please refer to the Schedule of Investments in this report for a complete list of Fund holdings.

Allocation of Portfolio Investments (Unaudited)	October 31, 2010

Table of Contents - Annual Reports

Schedule of Investments	October 31, 2010

Shares	COMMON STOCKS – 95.49%	Value
Aerospace & Defense - 2.02%
110,900	CPI Aerostructures, Inc. (a)	$1,232,099
50,000	Kratos Defense & Security Solutions, Inc. (a)	570,000
470,000	OSI Geospatial, Inc. (a)	137,005
		1,939,104
Air Transport - 0.78%
45,600	AeroCentury Corp. (a)	746,016
Auto Parts & Equipment - 0.85%
87,500	SORL Auto Parts, Inc. (a)	813,750
Biotechnology - 1.95%
210,000	BioClinica, Inc. (a)	846,300
209,000	IsoRay, Inc. (a)	246,620
110,906	Trinity Biotech PLC ADR (a)	787,433
		1,880,353
Building Materials - 0.60%
189,000	U.S. Home Systems, Inc. (a)	584,010
Business Services - 7.07%
137,500	Fortune Industries, Inc. (a)	39,050
85,000	GP Strategies Corporation (a)	737,800
160,600	Innodata Isogen, Inc. (a)	497,860
785,000	Newtek Business Services, Inc.	1,130,400
170,500	Onvia, Inc. (a)	516,615
168,000	Perceptron, Inc. (a)	880,320
122,855	Questar Assessment, Inc. (a)(c)	18,428
123,197	RCM Technologies, Inc. (a)	622,145
31,900	Rentrak Corporation (a)	866,085
199,966	SmartPros Ltd. (a)	479,919
800,000	WidePoint Corp. (a)	1,040,000
		6,828,621
Chemical & Related Products - 1.42%
100,000	Flexible Solutions International, Inc.
(Acquired 4/13/05, Cost $375,000) (a) (b)		140,000
120,000	Flexible Solutions International, Inc. (a)	168,000
40,000	KMG Chemicals, Inc.	559,600
48,880	TOR Minerals International, Inc. (a)	505,419
		1,373,019
Computers & Electronics - 8.64%
303,500	ADDvantage Technologies Group, Inc. (a)	974,235
95,000	Astro-Med, Inc.	667,850
125,000	Concurrent Computer Corporation (a)	798,750
57,600	CyberOptics Corp. (a)	437,760
618,000	Dot Hill Systems Corp. (a)	1,260,720
355,000	iGO, Inc. (a)	692,250
351,637	LRAD Corp. (a)	720,856
380,000	NAPCO Security Systems, Inc. (a)	676,400
35,000	Rimage Corp. (a)	519,050
148,340	Socket Mobile, Inc. (a)	366,400
40,000	Spectrum Controls, Inc. (a)	610,400
64,800	Williams Controls, Inc. (a)	615,600
		8,340,271
Construction & Engineering - 1.19%
171,500	KSW, Inc.	543,655
70,000	MFRI, Inc. (a)	608,300
		1,151,955
Consumer Products - Distributing - 0.74%
2,042,500	China 3C Group (a)	714,875
Consumer Products - Manufacturing - 6.66%
151,000	AT Cross Co. (a)	1,057,000
248,400	Charles & Colvard Ltd. (a)	556,416
300,000	China Intelligent Lighting and Elecronics, Inc. (a)	870,000
300,000	Emerson Radio Corp. (a)	615,000
56,000	Flexsteel Industries	846,720

300,000	Heelys, Inc. (a)(b) (Aquired 5/5/10, Cost $300,000)	804,000
100,000	Motorcar Parts of America, Inc. (a)	1,011,000
203,800	Tandy Brands Accessories, Inc.	668,464
		6,428,600
Electronic Equipment & Instruments - 4.47%
185,429	Allied Motion Technologies, Inc. (a)	890,059
37,500	Espey Manufacturing & Electronics Corp	909,375
46,900	Frequency Electronics, Inc. (a)	281,400
373,700	Iteris, Inc. (a)	530,654
420,800	Magnetek, Inc. (a)	500,752
70,000	Schmitt Industries, Inc. (a)	196,700
236,300	Universal Power Group, Inc. (a)	767,975
127,100	Wells-Gardner Electronics Corp. (a)	242,761
		4,319,676
Energy & Related Services - 2.29%
132,500	Acorn Energy, Inc. (a)	580,350
84,700	CE Franklin Ltd. (a)	566,643
58,000	Mitcham Industries, Inc. (a)	504,600
150,000	TGC Industries, Inc. (a)	555,000
		2,206,593
Environmental Services - 1.85%
187,000	Envoy Capital Group, Inc. (a)	171,105
350,000	Perma-Fix Environmental Services (a)	588,000
578,000	TurboSonic Technologies, Inc. (a)	231,200
250,000	Versar, Inc. (a)	800,000
		1,790,305
Financial Services - 6.15%
73,500	B of I Holding, Inc. (a)	945,210
115,000	Bank of Commerce Holdings	442,750
106,000	Hennessy Advisors, Inc.	259,700
91,800	HopFed Bancorp, Inc.	828,036
150,000	MicroFinancial, Inc.	606,000
201,500	Pacific Premier Bancorp (a)	1,055,860
261,100	Riverview Bancorp, Inc. (a)	569,198
33,500	Virtus Investment Partners, Inc. (a)	1,231,125
		5,937,879
Food - 3.31%
322,000	Armanino Foods of Distinction, Inc.	231,840
133,000	G. Willi-Food International Ltd. (a)	865,830
137,000	HQ Sustainable Maritime Industries, Inc. (a)	453,470
50,000	John B. Sanfilippo & Son, Inc. (a)	671,000
1,408,500	New Dragon Asia Corp. (a)	56,199
88,181	Overhill Farms, Inc. (a)	458,541
129,500	Willamette Valley Vineyard, Inc. (a)	454,545
		3,191,425
Health Care Providers & Services - 0.95%
241,500	Adcare Health Systems, Inc. (a)	920,115
Insurance - 0.18%
458,200	Majestic Capital Ltd. (a)	177,827
Leisure - 1.58%
250,000	Century Casinos, Inc. (a)	532,500
226,000	Cybex International, Inc. (a)	328,830
177,000	Full House Resorts, Inc. (a)	619,500
54,000	IA Global, Inc. (a)	48,600
		1,529,430
Medical Supplies & Services - 11.42%
210,000	Addus Homecare Corp. (a)	638,400
1,032,500	AdvanSource Biomaterials Corporation (a)	238,508
275,000	Allied Healthcare International, Inc. (a)	778,250
102,700	Allied Healthcare Products (a)	379,990
578,000	American BIO Medica Corp. (a)	54,332
299,404	American Caresource Holdings, Inc. (a)	458,088
58,000	American Medical Alert Corporation	339,300
43,500	Birner Dental Management Services, Inc.	804,750

The accompanying notes to financial statements are an integral part of this schedule.

Perritt Emerging Opportunities Fund

Table of Contents - Annual Reports

Schedule of Investments Continued	October 31, 2010

140,000	Carriage Services, Inc. (a)	735,000
60,000	Flamel Technologies S.A. ADR (a)	408,000
515,292	HearUSA, Inc. (a)	515,292
799,200	Hooper Holmes, Inc. (a)	559,040
300,000	iCAD, Inc. (a)	438,000
126,203	Iridex Corporation (a)	448,021
61,257	Lakeland Industries, Inc. (a)	596,643
80,000	NovaMed, Inc.(a)	940,000
665,000	Ophthalmic Imaging Systems (a)	631,750
568,000	PHC, Inc. (a)	766,800
174,000	Synergetics USA, Inc. (a)	600,300
40,000	Transcend Services, Inc. (a)	696,800
		11,027,264
Minerals & Resources - 0.82%
1,100,000	Golden Odyssey Mining, Inc. (a)	102,461
250,000	Vista Gold Corp. (a)	687,500
		789,961
Motion Pictures - 0.61%
69,900	Ballantyne Strong, Inc. (a)	588,558

Oil & Gas - 3.42%
300,000	Far East Energy Corp. (Acquired
	12/31/04, and 10/31/05, Cost $275,000)(a)(b)	166,530
149,479	Far East Energy Corp. (a)	82,976
1,200,000	Gasco Energy, Inc. (a)	408,000
70,000	Hallador Energy Co.	872,900
315,000	Magellan Petroleum Corp. (a)	639,450
237,500	Magnum Hunter Resources Corp. (a)	1,135,250
		3,305,106
Retail - 3.32%
500,000	1-800-Flowers.com, Inc. (a)	900,000
300,018	AC Moore Arts & Crafts, Inc. (a)	675,040
104,745	Hastings Entertainment, Inc. (a)	695,507
150,000	PC Mall, Inc. (a)	933,000
		3,203,547
Semiconductor Related Products - 6.88%
275,000	8x8, Inc. (a)	797,500
70,000	Amtech Systems, Inc. (a)	1,171,800
175,000	AXT, Inc. (a)	1,443,750
150,000	FSI International, Inc. (a)	403,500
370,000	On Track Innovation Ltd. (a)	810,300
150,000	Ramtron International Corp (a)	580,500
196,200	Sparton Corporation (a)	1,434,222
		6,641,572
Software - 4.76%
110,275	American Software, Inc. - Class A	666,061
322,000	ARI Network Services, Inc. (a)(c)	183,540
198,256	Bsquare Corp. (a)	743,460
110,000	Clicksoftware Technologies Ltd. (a)	719,400
431,740	CTI Group Holdings, Inc.. (a)	19,428
130,000	Evolving Systems, Inc.	1,006,200
245,000	Navarre Corp. (a)	585,550
200,000	Network Engines, Inc. (a)	334,000
30,000	Versant Corp. (a)	336,900
		4,594,539
Specialty Manufacturing - 8.35%
24,119	Alamo Group, Inc.	578,856
250,000	Baldwin Technology Company, Inc.-Class A (a)	265,000
131,046	China Solar & Clean Energy Solutions, Inc. (a)(b)
	(Aquired 3/15/05, 10/31/05, and 3/5/08,
	Cost $441,000)	40,637
125,000	Core Molding Technologies, Inc. (a)	598,750
108,000	CTI Industries Corp	899,640
364,500	Digital Ally, Inc. (a)	688,905
33,200	Friedman Industries	224,764
13,000	Hurco Companies, Inc. (a)	239,200
20,000	LMI Aerospace, Inc. (a)	326,600
411,520	Manitex International, Inc. (a)	1,069,952
34,800	Nobility Homes, Inc. (a)	329,904
86,800	Northern Technologies International Corp. (a)	1,260,336
246,500	RF Monolithics, Inc. (a)	298,265
20,000	Universal Stainless & Alloy Products, Inc. (a)	578,800
166,667	Worldwide Energy & Manufacturing USA, Inc. (a)(b)	658,335
	(Aquired 1/26/10, Cost $749,997)
1,334	Worldwide Energy & Manufacturing USA, Inc. (a)	5,269
		8,063,213
Telecommunications - 2.58%
35,127	City Telecomm HK Ltd. ADR	455,948
55,000	Globecomm Systems, Inc. (a)	492,250
62,200	Management Network Group, Inc. (a)	149,902
83,800	Micronetics, Inc. (a)	439,950
100,000	RELM Wireless Corporation (a)	204,000
32,100	Telular Corp. (a)	118,770
173,157	XETA Technologies, Inc. (a)	630,292
		2,491,112
Transportation - 0.61%
60,000	Freeseas, Inc. (a)	282,600
250,000	Seanergy Maritime Holdings Corp. (a)	307,500
		590,100
Waste Management - 0.01%
305,000	Pure Earth, Inc. (a)	6,863
	TOTAL COMMON STOCKS
	(Cost $97,583,705)	$92,175,660

Shares	PREFERRED STOCKS - 0.20%	Value
20,000	Pure Earth, Inc. Preferred Shares 10.00% (b)(c)
	(Aquired 11/30/09, Cost $200,000)	$200,000
	TOTAL PREFERRED STOCKS	$200,000

Contracts	WARRANTS - 0.00%	Value
166,667	Worldwide Energy & Manufacturing USA, Inc.
	Warrants (Acquired 1/26/10, Cost $0)
	Expiration: 1/26/15, Exercise Price $5.65 (a)(b)(c)	$–
	TOTAL WARRANTS (Cost $0)	$–
Principal
Amount	FIXED INCOME SECURITIES - 0.26%	Value
$ 250,000	Monmouth Capital Corporation (Acquired
	3/30/05, Cost $250,000) 8.00%, 03/30/2015 (b)(c) $	250,000
	TOTAL FIXED INCOME SECURITIES
	(Cost $250,000)	$250,000

Shares	SHORT TERM INVESTMENTS - 3.97%	Value
3,832,866	Fidelity Institutional Money Market Fund, 0.20% $	3,832,866
	TOTAL SHORT TERM INVESTMENTS
	(Cost $3,832,866)	$3,832,866
	Total Investments
	(Cost $101,866,571) - 99.92%	$96,458,526
	Other Assets in Excess of Liabilities
	0.08%	73,855
	TOTAL NET ASSETS - 100.00%	$96,532,381

Percentages are stated as a percent of net assets
ADR  American Depository Receipt
(a)  Non-income producing security.
(b) Restricted under Rule 144A of the Securities Act of 1933.  Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers.  See Note 6 of the Notes to Financial Statements
(c) The prices for these securities were derived from an estimate of fair market value using methods approved by the Fund’s Board of Directors.  These securities represent $651,968, or 0.68% of the Fund’s Net Assets.

The industry classifications listed above are in accordance with Global Industry Classification Standard (GICS®), which was developed by and/or is exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).

The accompanying notes to financial statements are an integral part of this schedule.

Table of Contents - Annual Reports

Statement of Operations
For the Year Ended October 31, 2010
Investment Income:
Dividend income	$859,276
Less: Foreign tax withheld	(1,413)
Interest income	24,481
Total investment income	882,344
Expenses:
Investment advisory fee	965,590
Shareholder servicing	85,604
Federal & state registration fees	28,759
Directors’ fees and expenses	47,378
Fund accounting expenses	40,748
Legal fees	34,449
Payroll expense **	28,340
Printing and mailing expenses	28,432
Audit fees	16,292
Custodian fees	12,142
Administration fee	31,372
Other expenses	6,320
Total expenses	1,325,426
Net investment loss	(443,082)
Realized and Unrealized Gain on Investments:
Realized gain on investments	4,020,190
Change in unrealized appreciation on investments	20,067,182
Net realized and unrealized gain on investments	24,087,372
Net Increase in Net Assets Resulting from Operations	$23,644,290
** Chief Compliance Officer compensation

The accompanying notes to financial statements are an integral part of this statement.

Financial Highlights

For a Fund share outstanding throughout the period
			For the Years Ended October 31,
	2010		2009		2008		2007		2006

Net asset value, beginning of period	$8.14		$6.42		$16.45		$14.35		$11.93
Income (loss) from investment operations:
Net investment loss	(0.06	) 2	(0.07	)2	(0.16	)2	(0.06	)2	(0.08	)2
Net realized and unrealized gain (loss) on investments	3.02		1.79		(8.28)		2.90		2.73
Total from investment operations	2.96		1.72		(8.44))		2.84		2.65
Less dividends and distributions:
Distributions from net realized gains	—		—		(1.59)		(0.76)		(0.24)
Total dividends and distributions	—		—		(1.59)		(0.76)		(0.24)
Redemption fees	—	2,3	—	2,3	—	2,3	0.02 2		0.01	2
Net asset value, end of period	$11.10		$8.14		$6.42		$16.45		$14.35
Total return 1	36.36%		26.79%		(56.37%)		21.13%		22.65%
Supplemental data and ratios:
Net assets, end of period (in thousands)	$96,532		$64,002		$40,794		$119,323		$78,822
Ratio of net expenses to average net assets:	1.72%		2.11%		1.87%		1.59%		1.67%
Ratio of net investment loss to average net assets:	(0.57%)		(1.14%)		(1.42%)		(0.41%)		(0.55%)
Portfolio turnover rate	29.1%		19.7%		13.2%		34.4%		26.7%
1 Total return reflects reinvestment dividends but does not reflect the impact of taxes.
2 Net Investment income (loss) and redemption fees per share have been calculated based on average shares outstanding during the period.
3 Amount is less than $0.01 per share.

The accompanying notes to financial statements are an integral part of this schedule.

Perritt Emerging Opportunities Fund

Table of Contents - Annual Reports

Statements of Changes in Net Assets

	For the Year Ended	For the Year Ended
	October 31, 2010	October 31, 2009
Operations:
Net investment loss	$(443,082)	$(506,641)
Net realized gain (loss) on investments	4,020,190	(8,259,264)
Net increase in unrealized appreciation on investments	20,067,182	21,521,867
Net increase in net assets resulting from operations	23,644,290	12,755,962
Dividends and Distributions to Shareholders:
Net realized gains	–	–
Total dividends and distributions	–	–
Capital Share Transactions:
Proceeds from shares issued
(3,805,676 and 2,776,431 shares, respectively)	35,363,719	24,424,690
Cost of shares redeemed
(2,296,329 and 4,452,231 shares, respectively)	(26,489,193)	(13,985,161)
Reinvestment of distributions (0 and 0 shares, respectively)	–	–
Redemption fees	11,713	12,442
Net increase in net assets from capital share transactions	8,886,240	10,451,971
Total Increase in Net Assets	32,530,530	23,207,933
Net Assets
Beginning of the Period	64,001,851	40,793,918
End of the Period [including undistributed accumulated net investment
income (loss) of ($41) and $0, respectively]	$96,532,381	$64,001,851

The accompanying notes to financial statements are an integral part of these statements.

Statement of Assets and Liabilities

October 31, 2010
Assets:
Investments at fair value (cost $101,866,571)	$96,458,526
Receivable for investments sold	88,293
Receivable for fund shares issued	193,009
Dividends and interest receivable	30,106
Prepaid expenses	23,825
Total Assets	96,793,759
Liabilities:
Payable for fund shares purchased	94,781
Payable to Advisor	97,891
Accrued expenses and other liabilities	68,706
Total Liabilities	261,378
Net Assets	$96,532,381
Net Assets Consist of:
Capital stock	$108,802,813
Accumulated net investment loss	(41)
Accumulated undistributed net realized loss on investments sold	(6,862,346)
Net unrealized depreciation on investments	(5,408,045)
Total Net Assets	$96,532,381
Capital shares issued and outstanding, $0.0001 par value, 1,000,000 shares authorized	8,695,859
Net asset value per share.	$11.10

The accompanying notes to financial statements are an integral part of this statement.

Table of Contents - Annual Reports

Notes to Financial Statements

October 31, 2010

Perritt Funds, Inc., which consists solely of the Perritt Emerging Opportunities Fund (the “Fund”), was formed under the laws of the state of Maryland, and is registered under the Investment Company Act of 1940 as an open-end diversified management investment company.

1.	Summary of Significant Accounting Policies

a.
Exchange-listed securities are generally valued at the last sales price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the mean between the latest bid and ask price unless the Fund’s investment advisor believes that the mean does not represent a fair value, in which case the securities are valued as set forth below.  Securities listed on NASDAQ are valued at the NASDAQ Official Closing Price.  Demand notes, commercial paper, U.S. Treasury Bills and warrants are stated at fair value using market prices if available, or a pricing service when such prices are believed to reflect fair value.  Securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Fund’s advisor under procedures established by and under the supervision of the Board of Directors of the Fund.  The Fund’s fair value procedures allow for the use of certain methods performed by the Fund’s advisor to value those securities for which market quotations are not readily available, at a price that the Fund might reasonably expect to receive upon a sale of such securities.  These methods may be based on a multiple of earnings, or a discount from market of a similarly freely traded security, or a yield to maturity with respect to debt issues, or a combination of these and other methods.

b.	Net realized gains and losses on securities are computed using the first-in, first-out method.

c.
Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis.  Discounts and premiums on securities purchased are amortized over the life of the respective securities.  Investment and shareholder transactions are recorded on the trade date.  Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable, and have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations.

d.
Provision has not been made for federal income tax since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

e.
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

f.
Dividends from net investment income and net realized capital gains, if any, are declared and paid annually.  Distributions to shareholders are recorded on the ex-dividend date.  The Fund may periodically make reclassifications among certain of its capital accounts as a result of the timing and characterization of certain income and realized gain distributions determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America.  The Fund has reclassified its net investment loss for the year ended October 31, 2010 by increasing accumulated net investment income by $443,042 and decreasing capital stock by $443,042 .

g.
As of and during the year ended October 31, 2010, the Fund did not have a liability for any unrecognized tax benefits.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statement of Operations.  During the year, the Fund did not incur any interest or penalties.  The Fund is not subject to examination by U.S. federal tax authorities for any tax years before 2006.

Perritt Emerging Opportunities Fund

Table of Contents - Annual Reports

Notes to Financial Statements Continued

2.	Security Valuation

GAAP establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value.  GAAP also requires additional disclosures about the various inputs used to develop the measurements of fair value.  These inputs are summarized in the three broad levels listed below:

●  Level 1 - Quoted prices in active markets for identical securities.
●  Level 2 - Other significant observable inputs (including quoted prices for similar securities or the idential security on an inactive market, interest rates, prepayment speeds, credit risk, etc.).
●  Level 3 - Significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund's net assets as of October 31, 2010:

Description	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks
Consumer Discretionary	$15,116,239	$518,363	$–	$15,634,602
Consumer Staples	3,191,426	–	–	3,191,426
Energy	4,764,820	166,530	–	4,931,350
Financial	5,937,879	177,827	–	6,115,706
Health Care	12,496,088	–	–	12,496,088
Industrials	17,122,388	137,005	–	17,259,393
Information Technology	26,284,477	183,540	–	26,468,017
Materials	4,226,880	598,750	–	4,825,630
Telecommunication Services	1,253,448	–	–	1,253,448
Total Common Stocks	90,393,645	1,782,015	–	92,175,660
Preferred Stock
Industrials	–	–	200,000	200,000
Total Preferred Stock	–	–	200,000	200,000
Fixed Income
Real Estate Investment Trusts	–	–	250,000	250,000
Total Fixed Income	–	–	250,000	250,000
Cash and Cash Equivalents	3,832,866	–	–	3,832,866
Total Investments in Securities	$94,226,511	$1,782,015	$450,000	$96,458,526

Transfer into Level 1	$140,000	Transfer into Level 2	$1,437,658
Transfer out of Level 1	(1,437,658)	Transfer out of Level 2	(140,000)
Net transfer in and/or out of Level 1	$(1,297,658)	Net transfer in and/or out of Level 2	$1,297,658

The securities transferred from Level 1 to Level 2 due to the securities not trading on the last day of the fiscal year end.

The securities transferred from Level 2 to Level 1 due to an increase of observable market data due to an increase in market activity.

Below is a reconciliation that details the activity of the securities in Level 3 since the adoption of the pronouncement on November 1, 2009 to October 31, 2010:

Beginning Balance - November 1, 2009	$250,000
Net purchase/(sales)	200,000
Transfer in/(out) of level 3	–
Total realized and unrealized gains/(losses)	–
Accrued accretion/(amortization)	–
Ending Balance - October 31, 2010	$450,000

3.	Investment Advisory Agreement

The Fund has an investment advisory agreement with Perritt Capital Management, Inc. (“PCM” or “Advisor”), with whom certain officers and directors of the Fund are affiliated.  Under the terms of this agreement, the Fund pays an annual investment advisory fee equal to 1.25% of its average net assets less than or equal to $100 million; 1.00% with respect to average net assets in excess of $100 million and less than or equal to $200 million; and 0.50% with respect to average net assets in excess of $200 million.  At October 31, 2010, the Fund had fees due to PCM of $97,891.  For the year ended October 31, 2010, the Fund incurred advisory fees of $965,590 pursuant to the investment advisory agreement.

PCM manages the Fund’s investments subject to the supervision of the Fund’s Board of Directors.  PCM is responsible for investment decisions and supplies investment research and portfolio management.  Under the investment advisory agreement, PCM, at its own expense and without reimbursement from the Fund, will furnish office space and all necessary office facilities, equipment and personnel for making the investment decisions necessary for managing the Fund and maintaining its organization, will pay the salaries and fees of all officers and directors of the Fund (except the Chief Compliance Officer’s Salary and the fees paid to disinterested directors) and will bear all sales and promotional expenses of the Fund.

Table of Contents - Annual Reports

Notes to Financial Statements Continued

4.	Investment Transactions

Purchases and sales of securities, excluding short-term investments, for the year ended October 31, 2010 were as follows:

		Purchases				Sales
	U.S. Government		Other		U.S. Government		Other
$	_		$27,932,634	$	_		$21,845,120

5.	Federal Income Tax Matters

As of October 31, 2010, the components of distributable earnings on a tax basis were as follows:

Cost of investments for tax purposes	$101,875,819
Gross tax unrealized appreciation	$20,174,233
Gross tax unrealized depreciation	(25,591,526)
Net tax unrealized appreciation on investment	(5,417,293)
Distributable ordinary income	–
Distributable long-term capital gains	–
Total distributable earnings	–
Other accumulated losses	(6,853,139)
Total accumulated losses	(12,270,432)

The difference between book and tax basis distributable earnings are primarily related to the deferral of losses on wash sales.

The tax composition of distributions paid during the years ended October 31, 2010 and 2009 were as follows:

	Year Ended October 31, 2010	Year Ended October 31, 2009
Ordinary Income	$–	$–
Long Term Capital Gain	–	–

As of October 31, 20010, the Fund had capital losses expiring as indicated below:

Date of Expiration	Amount
October 31, 2017	$6,853,139

6.	Restricted Securities

The Fund owns investment securities which are unregistered and thus restricted as to resale.  These securities are valued by the Fund after giving due consideration to pertinent factors including recent private sales, market conditions and the issuer’s financial performance.  Where future disposition of these securities requires registration under the Securities Act of 1933, the Fund has the right to include these securities in such registration, generally without cost to the Fund.  The Fund has no right to require registration of unregistered securities.  At October 31, 2010, the Fund held restricted securities with an aggregate market value of $2,259,502 or 2.34% of the Fund’s net assets.

7.	Guarantees and Indemnifications

Under the Fund’s organizational documents, its officers and directors are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund.  Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  Currently, the Fund expects the risk of loss to be remote.

8.	Line of Credit Arrangement

The Fund is party to an uncommitted line of credit agreement with U.S. Bank, N.A., expiring December 15, 2010, under which the Fund may borrow up to the lesser of $1,500,000, 5% of the net assets of the Fund, 5% of the market value of the assets, or 33.33% of the sum of the market value of the certain assets of the Fund.  Interest is charged on borrowings at the prevailing Prime Rate.  The Fund has borrowed under these agreements from time to time to increase the efficiency of cash flow management.  For the period from November 1, 2009 to October 31, 2010, the Fund had average borrowings of $329,667 and the weighted average interest rate on the line of credit borrowings was 3.25%.  At October 31, 2010, the Fund had no outstanding borrowings on the line of credit.

9.	Redemption Fee

The Fund charges a 2% redemption fee to those who buy and sell shares within 90 calendar days or less.  The redemption fee is retained for the benefit of long-term shareholders, and recorded as additional capital in the Statement of Changes in Net Assets.

Perritt Emerging Opportunities Fund

Table of Contents - Annual Reports

Report of Independent Registered Public Accounting Firm

Shareholders and Board of Directors of Perritt Emerging Opportunities Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Perritt Emerging Opportunities Fund (the “Fund”), a series of Perritt Funds, Inc., as of October 31, 2010, and the related statement of operations, changes in net assets and the financial highlights for the year then ended.  These financial statements and financial highlights are the responsibility of Fund management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.  The financial highlights for the periods indicated prior to the year ended October 31, 2009 were audited by other auditors, who expressed unqualified opinions on those highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of October 31, 2010 by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Perritt Emerging Opportunities Fund as of October 31, 2010, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Westlake, Ohio
December 20, 2010

Results of the Meeting of the Shareholders of the Fund

A meeting of the Fund’s shareholders was held on October 4, 2010.  The matter voted on by the shareholders and the results of the vote at the shareholders meeting were as follows:

			Shares	% of Shares	% of Fund’s Outstanding
			Voted	Voted	Shares Voted
1.	To approve the new investment	For	4,813,244	96.91%	57.61%
	advisory agreement.	Against	29,622	0.60%	0.35%
		Abstain	123,864	2.49%	1.48%

2.	To ratify the prior appointment of	For	6,495,390	96.00%	77.74%
	Dianne C. Click to the Board	Against	–	0.00%	0.00%
	of Directors.	Abstain	270,930	4.00%	3.24%

3.	To ratify the prior appointment of	For	6,494,801	95.99%	77.74%
	David S. Maglich to the Board	Against	–	0.00%	0.00%
	of Directors.	Abstain	271,519	4.01%	3.25%

4.	To approve the appointment of	For	6,485,501	95.85%	77.63%
	Michael J. Corbett to the Board	Against	–	0.00%	0.00%
	of Directors.	Abstain	280,820	4.15%	3.36%

Table of Contents - Annual Reports

Expense Example (Unaudited)

October 31, 2010

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees (the Fund imposes a 2.00% redemption fee on shares held less than 90 calendar days after purchase); and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2010 – October 31, 2010).

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses.  Although the Fund charges no sales load or transaction fees (other than a 2.00% redemption fee for shares held less than 90 calendar days after purchase), you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent.  You will be charged a transaction fee equal to 2.00% of the net amount of the redemption if you redeem your shares within 90 days of purchase.  IRA accounts will be charged a $15.00 annual maintenance fee.  To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds are expected to vary among the various underlying funds.  These expenses are not included in the example below.  The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, interest expense and other extraordinary expenses as determined under accounting principles generally accepted in the United States of America.   You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period'' to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	5/1/10	10/31/10	5/1/10 – 10/31/101

Actual	$1,000.00	$1,034.50	$8.72
Hypothetical (5% return before expenses)	1,000.00	1,016.64	8.64

1 Expenses are equal to the Fund’s expense ratio of 1.70% for the six-month period, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Perritt Emerging Opportunities Fund

Table of Contents - Annual Reports

Directors and Officers (Unaudited)

Perritt
MicroCap
Opportunities
Fund
&
Perritt
Emerging
Opportunities
Fund

Independent Directors

Dianne C. Click, 48
MicroCap - Indefinite Term - 15 years of service
Emerging - Indefinite Term - 6 years of service
Ms. Click is a licensed Real Estate Broker in the State of Montana.  She has owned her own real estate sales company, Bozeman Broker Group, since April 2004.

David S. Maglich, 53
MicroCap - Indefinite Term - 22 years of service
Emerging - Indefinite Term - 6 years of service
Mr. Maglich is a Shareholder with the law firm of Fergeson, Skipper, et. al. in Sarasota, Florida and has been employed with such firm since April 1989.

Inside Director

Michael J. Corbett, 45
MicroCap - Indefinite Term - 19 years of service
Emerging - Indefinite Term - 6 years of service
Mr. Corbett has been a director of each fund since October 2010.  He has been President of the MicroCap Opportunities Fund since November 1999 and President of the Emerging Opportunities Fund since its inception in August 2004.  Mr. Corbett began his tenure with Perritt Capital Management in 1990 as a research analyst.  He assumed portfolio management responsibilities in 1996 and now serves as Portfolio Manager for both Funds.  He has served as President of Perritt Capital Management since October 2010, and before that, as Vice President since February 1997.

Officers

Michael J. Corbett, 45
MicroCap - Indefinite Term - 19 years of service
Emerging - Indefinite Term - 6 years of service
Mr. Corbett has been a director since October 2010.  He has been President of the MicroCap Opportunities Fund since November 1999 and President of the Emerging Opportunities Fund since August 2004.

Gerald W. Perritt, 68
MicroCap - Indefinite Term - 23 years of service
Emerging - Indefinite Term - 6 years of service
Dr. Perritt has been a director of each fund since its inception.  He has been Vice President of the MicroCap Opportunities Fund since November 1999 and Vice President of the Emerging Opportunities Fund since August 2004.  Prior thereto he served as President of the MicroCap Opportunities Fund and until October 2010, has served as President of Perritt Capital Management since its inception in 1987.

Samuel J. Schulz, 68
MicroCap - Indefinite Term - 5 years of service
Emerging - Indefinite Term - 5 years of service
Mr. Schulz has been the Vice President and Treasurer of the MicroCap Opportunities and Emerging Opportunities Funds since March, 2006.

The Funds are governed by a Board of Directors that meets regularly to review investments, performance, expenses, and other business matters, and is responsible for protecting the interests of shareholders.  The majority of the Funds’ directors are independent of Perritt Capital Management, Inc.  The inside director is an officer of Perritt Capital Management.  The Board of Directors elects the Funds’ officers.  The business address of each director and officer is 300 South Wacker Drive, Suite 2880, Chicago, IL 60606.

Table of Contents - Annual Reports

Directors and Officers Continued (Unaudited)

Allison B. Hearst, 47
MicroCap - Indefinite Term
Emerging - Indefinite Term
Mrs. Hearst has been the secretary of the MicroCap Opportunities Fund and the
Emerging Opportunities Fund since March 2010.  Mrs. Hearst has 13 years of experience in the mutual fund industry, including a previous tenure at Perritt Capital Management beginning in 1990.  Mrs. Hearst returned to the firm in 2007 and took over her current duties as Secretary in March 2010.

Lynn E. Burmeister, 51
MicroCap - Indefinite Term
Emerging - Indefinite Term
Mrs. Burmeister has been Chief Compliance Officer since May 1, 2010, Vice President since June 25, 2010, and oversees all compliance matters for the Funds and the advisor.  She also coordinates the administration of the Funds and is a liaison with the firm’s corporate council.  Mrs. Burmeister has worked in the financial industry since 1980.  Her previous experience includes work at Harris Associates, Gofen & Glossberg and Optimum Investments.

Table of Contents - Annual Reports

MicroCap
Opportunities
Fund

Emerging
Opportunities
Fund

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q.  The Funds’ Forms N-Q are available on the Securities and Exchange Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.  The Funds’ latest Forms N-Q are also available without charge upon request by calling 1-800-331-8936.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling the Advisor at 1-800-331-8936 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-331-8936 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

TAX NOTICE

For the year ended October 31, 2010, the Perritt MicroCap and Emerging Funds did not pay any interest related dividends under Internal Revenue Code Section 87(k)(1)(c).  Additionally, for the year ended October 31, 2010, there were no short-term capital gain distributions designated under Internal Revenue Code Section 871(k)(2)(c).

There were no qualified dividend income distributions under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Table of Contents - Annual Reports

Investment Advisor

Perritt Capital Management, Inc.
300 South Wacker Drive, Suite 2880
Chicago, IL 60606-6703 800-331-8936

Independent Registered
Public Accounting Firm

Cohen Fund Audit Services, Ltd.
800 Westpoint Pkwy, Suite 1100
Westlake, OH 44145-1524

Legal Counsel

Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee,WI 53202

Custodian

U.S. Bank, NA
1555 North River Center Drive, Suite 302
Milwaukee, WI 53212

Transfer Agent
and Dividend Disbursing Agent

U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee,WI 53201-0701

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

For assistance with your existing account,
call our Shareholder Service Center at 1-800-332-3133

The Funds’ Statements of Additional Information contain
information about the Funds’ directors and are available
without charge upon request by calling 1-800-332-3133.

Table of Contents - Annual Reports

Perritt

MicroCap Opportunities Fund
Emerging Opportunities Fund

Minimum Initial Investment $1,000
IRA Minimum Initial Investment $250
Dividend Reinvestment Plan
Systematic Withdrawal Plan
Automatic Investment Plan
Retirement Plans Including:

- IRA
- SEP-IRA
- SIMPLE IRA
- Roth IRA
- Coverdell Education Savings Account

2% redemption fee imposed for shares held less than ninety (90) days.

This report is authorized for distribution only to shareholders and others who have received a copy of the prospectus of the Perritt MicroCap Opportunities Fund and/or the Perritt Emerging Opportunities Fund.

300 S.Wacker Drive • Suite 2880 • Chicago, IL 60606-6703
Tel 312-669-1650 • 800-331-8936 • Fax: 312-669-1235
E-mail: PerrittCap@PerrittCap.com
Web Site: www.perrittmutualfunds.com

Table of Contents - Annual Reports

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the  period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.  Incorporated by reference to the registrant’s Form N-CSR filed January 8, 2010.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that the registrant does not have an audit committee financial expert serving on its board of directors, which functions as the registrant’s audit committee since the registrant does not have a separate audit committee.

The board of directors has determined that the members of the board of directors have sufficient background, experience and financial knowledge to fulfill their responsibilities and obligations to the registrant and its shareholders.  Accordingly, the board of directors has determined that the search for, and possible appointment of, a person who would satisfy the definition of an audit committee financial expert is not necessary.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant, Cohen Fund Audit Services, Ltd., to perform audit services, audit-related services, and tax services during the past fiscal year.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal year.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 10/31/2010	FYE 10/31/2009
Audit Fees	$13,000	$13,000
Audit-Related Fees	$0	$0
Tax Fees	$2,500	$2,500
All Other Fees	$0	$0

The percentage of fees billed by Cohen Fund Audit Services, Ltd. for the fiscal years ended October 31, 2010 and October 31, 2009, respectively, applicable to non-audit services pursuant to a waiver of the pre-approval requirement was as follows:

	FYE 10/31/2010	FYE 10/31/2009
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.  The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountants for services to the registrant and to the registrant’s investment adviser or Service Affiliates (as defined below) for the last two years.

Non-Audit Related Fees	FYE 10/31/2010	FYE 10/31/2009
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Because the registrant’s accountants have not rendered any non-audit services during the last two fiscal years to the registrant’s investment adviser, or any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant (together with the registrant’s investment adviser, “Service Affiliates”) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s board of directors has not considered whether the provision of such services to the registrant’s investment adviser or the Service Affiliates is compatible with maintaining the independence of the registrant’s accountant.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the registrant’s Form N-CSR filed January 8, 2010.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Perritt Funds, Inc.

By (Signature and Title)*   /s/ Michael J. Corbett
 Michael J. Corbett, President

Date      12/30/10

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ Michael J. Corbett
  Michael J. Corbett, President

Date      12/30/10

By (Signature and Title)*    /s/ Samuel J. Schulz
  Samuel J. Schulz, Treasurer

Date      12/30/10

* Print the name and title of each signing officer under his or her signature.